UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K
______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 8, 2023
EDGEWELL PERSONAL CARE COMPANY

(Exact name of registrant as specified in its charter)

Missouri	1-15401	43-1863181
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Research Drive, Shelton, Connecticut 06484
(Address of principal executive offices)

203-944-5500
(Registrant's telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EPC	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition
On February 7, 2023, the Company issued a press release announcing financial and operating results for its first quarter ended December 31, 2022. This press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.
The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Item 2.02, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 5.07 Submission of Matters to a Vote of Security Holders
Edgewell Personal Care Company (“the Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) on Friday, February 3, 2023. Of the 51,644,609 shares outstanding and entitled to vote at the Annual Meeting, 43,447,114 shares were represented in person or by proxy, constituting a quorum.
The final results for each of the matters submitted to a vote of shareholders at the Annual Meeting are as follows:
Proposal 1: Management's nominees for director were elected to serve until the Annual Meeting of Shareholders to be held in 2024 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Against	Abstain	Broker Non-Votes
Robert W. Black	38,140,953	354,657	23,465	4,928,039
George R. Corbin	38,140,755	354,040	24,280	4,928,039
Carla C. Hendra	37,696,107	796,416	26,552	4,928,039
John C. Hunter, III	37,580,133	912,746	26,196	4,928,039
James C. Johnson	32,049,522	6,440,788	28,765	4,928,039
Rod R. Little	38,366,138	129,654	23,283	4,928,039
Joseph D. O’Leary	37,874,414	617,414	27,247	4,928,039
Rakesh Sachdev	35,031,526	3,460,394	27,155	4,928,039
Swan Sit	37,704,388	789,635	25,052	4,928,039
Gary K. Waring	37,827,859	666,209	25,007	4,928,039

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal 2023 was ratified by the shareholders by the votes set forth in the table below:

For	Against	Abstain
42,424,160	996,372	26,582
Proposal 3: The Company's executive compensation, as described in the Company's Proxy Statement, was approved by the non-binding advisory votes of the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
32,281,695	6151970	85410	4928039

Proposal 4: The Company's 2nd Amended and Restated 2018 Stock Incentive Plan, as described in the Company's Proxy Statement, was approved by the shareholders as set forth in the table below:

For	Against	Abstain	Broker Non-Votes
29,885,424	6,012,549	2,621,102	4,928,039

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
99.1	Press Release of First Quarter Earnings for Edgewell Personal Care Company issued on February 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
EDGEWELL PERSONAL CARE COMPANY

By: /s/ Daniel J. Sullivan
Daniel J. Sullivan
Chief Financial Officer

Dated: February 8, 2023